UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2008

AUDIBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26529	22-3407945
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Washington Park, Newark, NJ	07102
(Address of Principal Executive Offices)	(Zip Code)

(973) 820-0400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 31, 2008, the Company issued a press release announcing that it had entered into an Agreement and Plan of Merger (the “Agreement”) with Amazon.com, Inc., a Delaware corporation (“Parent”), and AZBC Holdings, Inc. (“Purchaser”), a Delaware corporation and a wholly owned subsidiary of Parent.   A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Number                                 Exhibit
99.1                       Press Release dated January 31, 2008.

IMPORTANT NOTICE:

This Current Report on Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any of the Company’s  equity securities.  The Offer described  herein  has not yet been  commenced.  On the commencement date of the Offer, an offer to purchase, a letter of transmittal and related documents will be filed with the SEC, mailed to record holders of the Shares and made available for distribution to beneficial owners of the Shares.  The solicitation of offers to buy Shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents.  When they are available, stockholders should read those materials carefully because they will contain important information, including the various terms of, and conditions to, the Offer.  When they are  available, stockholders will be able to obtain the offer to purchase, the letter of transmittal and related documents without charge from the SEC's  Website at www.sec.gov.  Stockholders are urged to read carefully those materials  when they become available prior to making any decisions with respect to the Offer.

The Company will file a solicitation/recommendation statement with the SEC in connection with the Offer and, if  required, will file a proxy statement or information statement with the SEC in connection with the second-step Merger following the Offer.  The holders of Shares are strongly advised to read these documents if and when they become  available because they will contain important information about the Offer and the Merger.  The Company’s stockholders will be able to obtain a free copy of the solicitation/recommendation statement and the proxy statement or  information statement as well as other filings containing information about the Company, the Offer and the Merger, if and when available, without charge, at the SEC's Website at www.sec.gov.  In addition, copies of the solicitation/recommendation statement, the proxy statement or information statement and other filings containing  information about the Company, the Offer and the Merger may be obtained, if and when available, without charge, by directing a request to Audible, Inc., Attention: Chief Financial Officer, 1 Washington Park, Newark, New Jersey 07102 or by phone at (973) 820-0400.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Audible, Inc.

Date: January 31, 2008		/s/ Donald R. Katz
	By:	Donald R. Katz
	Title:	Chief Executive Officer